UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2008

IKON Office Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-5964	23-0334400
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Valley Stream Parkway, Malvern, Pennsylvania		19355
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-408-7427

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On April 24, 2008, IKON Office Solutions, Inc. (the "Company" or "IKON") issued a press release announcing its consolidated financial results for the quarter ended March 31, 2008. A copy of this press release is furnished as Exhibit 99.1 to this report.

Additional information regarding the second quarter fiscal year 2008 results will be discussed on a conference call hosted by IKON and webcast at 10:00 a.m. EDT on Thursday, April 24, 2008. The live audio broadcast of the call, with slides, can be accessed on IKON’s Investor Relations homepage or by calling (877) 869-3847 (updated). A complete replay of the conference call will also be available on IKON's Investor Relations homepage approximately two hours after the call ends. To listen, please visit www.ikon.com and click on Investor Relations and then Calendar & Presentations. Beginning at approximately 12:00 p.m. EDT on April 24, 2008, and ending at midnight EDT on April 28, 2008, a complete replay of the conference call can also be accessed via telephone by calling (877) 660-6853 or (201) 612-7415 and entering account number 270 and conference number 280810.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated April 24, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKON Office Solutions, Inc.

April 24, 2008	By:	Robert F. Woods

Name: Robert F. Woods
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 24, 2008